UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2020

CELLDEX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15006	13-3191702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville III Building, 53 Frontage Road, Suite 220,
Hampton, New Jersey 08827

(Address of principal executive offices) (Zip Code)

(908) 200-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	CLDX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed by Celldex Therapeutics, Inc. (the “Registrant”) in its Annual Report on Form 10-K for the year ended December 31, 2019, and in subsequent Quarterly Reports on Form 10-Q, the Registrant sent an abandonment notice to Shareholder Representative Services LLC (“SRS”) (in its capacity as the representative of the former stockholders of Kolltan Pharmaceuticals, Inc. (“Kolltan”)) with respect to the abandonment of certain development, regulatory approval and sales-based milestones contained in the Agreement and Plan of Merger, dated November 1, 2016, by and among Kolltan, Connemara Merger Sub 1, Inc., Connemara Merger Sub 2 LLC, and SRS (the “Merger Agreement”). Also, as previously disclosed by the Registrant, SRS objected to that abandonment notice, and the Registrant disagreed with their objection, believed their objection to be without merit, and the Company entered into discussions with respect to potential amendments to the Merger Agreement with respect to the milestones with SRS. The Registrant and SRS have been unable to reach agreement with respect to that amendment.

On August 18, 2020, the Registrant filed a Verified Complaint in the Court of Chancery of the State of Delaware against SRS (acting in its capacity as the representative of the former stockholders of Kolltan pursuant to the Merger Agreement) seeking declaratory relief.

The action seeks an order from the Court of Chancery declaring the rights and obligations of the parties with respect to certain contingent milestone payments under the Merger Agreement. Specifically, the Registrant seeks the entry of an order declaring that:

(i)	the Registrant’s determination to discontinue the development of CDX-0158 (formerly known as KTN0158) was proper and valid under the Merger Agreement;

(ii)	the Milestone Abandonment Notice dated December 5, 2018 from the Registrant was valid and effective under the Merger Agreement and that the “Successful Completion of Phase I Clinical Trial for KTN0158” Milestone has not been achieved and has properly been abandoned; and

(iii)	under the Merger Agreement as written, the CDX-0159 program is not a program that results in milestone payments under the Merger Agreement (supported by the determination of the Food and Drug Administration in September 2018 that the Registrant’s CDX-0159 is a New Molecular Entity that is distinct from CDX-0158 (formerly known as KTN0158) and thus the FDA required preclinical studies of CDX-0159 to be completed before clinical development of CDX-0159 could commence). As such, CDX-0159 should according to the terms of the Merger Agreement not be considered in determining whether any of the milestones therein identified have been achieved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celldex Therapeutics, Inc.

Date: August 18, 2020	By:	/s/ Sam Martin
	Name:	Sam Martin
	Title:	Senior Vice President and Chief Financial Officer